Exhibit 10.1
*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
FIFTH AMENDMENT TO
OEM AGREEMENT
     This Fifth Amendment to OEM Agreement, (“Amendment”) is made and entered into as of November 28, 2006 (“Amendment Date”), by and between Akorn-Strides, LLC, a Delaware limited liability company, having a principal place of business at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089-4694, United States of America (“A-S”), and Strides Arcolab Limited, a company organized under the laws of India having a principal place of business at Strides House, Bilekahalli, Bannerghatta Road, Bangalore 560 076, India (“Strides”), (each a “Party” and collectively the “Parties”).
RECITALS
     A. A-S and Strides are parties to that certain OEM Agreement dated September 22, 2004 (“Agreement”) and desire to amend the Agreement to revise the ANDA Schedule, pursuant to the terms and conditions of this Amendment.
     B. A-S and Strides desire to further amend the Agreement to provide for the payment to Strides of the additional amount of [...*...] United States Dollars [...*...] as additional Registration Costs for the development of additional Products.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Definitions. All capitalized terms used herein shall have the same meanings set forth in the Agreement, unless otherwise defined in this Amendment.
2. Modification of ANDA Schedule. Exhibit B of the Agreement is deleted in its entirety and replaced with Exhibit B-1 attached hereto and fully incorporated herein.
3. Adption of Additional ANDA Schedule. Exhibit B-2, attached hereto and fully incorporated herein, is added to the Agreement as its new Exhibit B-2. Exhibit A of the Agreement is additionally hereby modified as required to include all products set forth in Exhibit B-2, each of which shall be henceforth deemed a “Product” under the Agreement.
4. Abandonment of [...*...]. The Parties acknowledge that A-S had previously paid an additional [...*...] Dollars [...*...] to Strides as additional Registration Costs for [...*...]. The Parties further acknowledge and agree that the [...*...] project is hereby abandoned and that the [...*...] Dollars [...*...] received from A-S as additional Registration Costs therefor shall be reallocated fully to Registration Costs set forth on Exhibit B-1.
5. Funding of Registration Costs. Section 2.3.2 of the Agreement is deleted in its entirety and replaced with the following:
2.3.2	Since the total Registration Costs set forth on Exhibit B-1 exceeds the Registration Costs paid to date by A-S by [...*...] Dollars [...*...] (when adding

* CONFIDENTIAL TREATMENT REQUESTED – This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
the re-allocation of Registration Costs for [...*...] to the Registration Costs set forth in Section 2.3.1 of the Agreement), A-S shall make the additional payment of [...*...] Dollars [...*...] to Strides at such time that Strides and Akorn, Inc. (“Akorn”) make an additional capital contribution for such purpose under Section 3.2 of the Limited Liability Company Agreement for Akorn-Strides, LLC between Strides and Akorn (“Company Agreement”). In addition, pursuant to and upon the date of the additional capital contributions for such purpose made by A-S’ members under Section 3.2 of the Company Agreement, A-S shall pay Strides the additional amount of [...*...] United States Dollars [...*...] as a further payment for additional Registration Costs associated with Registrations for the Products set forth on Exhibit B-2 (“Additional Products”). All such further amounts paid under this Section 2.3.2 shall be paid upon the payment schedule to be mutually determined by the Parties and shall be deemed part of the Registration Payment when made. Strides shall file ANDAs for the Additional Products by the dates set forth on Exhibit B-2.
6. Counterparts. This Amendment may be executed in several counterparts that together shall be originals and constitute one and the same instrument.
7. Effect. Except as modified above, the Agreement shall remain in full force and effect in accordance with its specific terms.
IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Amendment as of the Amendment Date.

Akorn-Strides, LLC		Strides Arcolab Limited

By:	/s/ Arthur S. Przybyl	By:	/s/ Arun Kumar

Name:	Arthur S. Przybyl	Name:	Arun Kumar

Its:	Member Manager	Its:	Executive Vice Chairman & MD

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
EXHIBIT B-1
ANDA SCHEDULE

Sl.				Dossier Cost
No.	Product Name	Strength		(USD)	Remarks	Status of Dossier

1	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
2	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
3	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
4	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
5	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
6	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
7	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
8	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
9	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
10	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
11	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
12	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
				[...*...]	[...*...]
13	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
14	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
15	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
16	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
				[...*...]	[...*...]
17	[...*...]	[...*...]		[...*...]	[...*...]	Semi-exclusive **
18	[...*...]			[...*...]	[...*...]	Exclusive
19	[...*...]	[...*...]		[...*...]	[...*...]	Exclusive
			TOTAL	[...*...]
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
The above billing includes:
          (i) Addtitional development of [...*...]
          (ii) Additional batches of [...*...]
          (iii) Additional batches of [...*...]

** Notwithstanding the terms of this Agreement to the contrary, the Parties acknowledge that [...*...] only may be sold by Strides in the Territory in the Exclusive Market to one other entity only in addition to A-S.

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
EXHIBIT B-2
ADDITIONAL ANDA SCHEDULE

Sl.				Dossier Cost
No.	Product Name	Strength		(USD)	Remarks	ANDA Filing	Status of Dossier

1	[...*...]	[...*...]		[...*...]	[...*...]	[...*...]	Exclusive
2	[...*...]	[...*...]		[...*...]		[...*...]	Exclusive
[...*...]
3	[...*...]	[...*...]		[...*...]		[...*...]	Exclusive
[...*...]
4	[...*...]	[...*...]		[...*...]	[...*...]	[...*...]	Exclusive
5	[...*...]	[...*...]		[...*...]	[...*...]	[...*...]	Exclusive
[...*...]
6	[...*...]	[...*...]		[...*...]		[...*...]	Exclusive
7	[...*...]	[...*...]		[...*...]		[...*...]	Exclusive
[...*...]
8	[...*...]	[...*...]		[...*...]	[...*...]	[...*...]	Exclusive
[...*...]
9	[...*...]	[...*...]		[...*...]	[...*...]	[...*...]	Exclusive
[...*...]
[...*...]
10		[...*...]
[...*...]
		[...*...]				[...*...]	Exclusive
			TOTAL	[...*...]
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
RLDs to be supplied by A-S: The above costs are not inclusive of RLDs. Timelines indicated are based on best efforts and any changes will be discussed between the two Parties and, upon mutual agreement by the Parties, will not invoke any penalty clauses

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.